Provision for Site Reclamation and Closure	12 Months Ended
Dec. 31, 2018
Notes To Financial Statements [Abstract]
Provision for Site Reclamation and Closure

The Company recognizes a provision for site reclamation and closure, which reflects the present value of the estimated amount of cash flows required to satisfy the asset retirement obligation in respect of the Committee Bay property. The components of this obligation are the removal of equipment currently being used at the site as well as costs associated with the reclamation of the camp housing and work sites on the property. The estimate of future asset retirement obligations is subject to change based on amendments to applicable laws, management’s intentions, and mining lease renewals.

The key assumptions on which the present value of the future estimated cash flows is based are:

●	Undiscounted cash flow for site reclamation of $2,545 (December 31, 2017 - $2,250)

●	Expected timing of future cash flows is based on mining leases expiration, which is between 2026 and 2033

●	Annual inflation rate 2% (December 31, 2017 - 2%)

●	Risk-free interest rate 2.41% (December 31, 2017 - 2.26%)

The present value of the liability for the site reclamation and closure provision at Committee Bay project is as follows:

	December 31, 2018	December 31, 2017

Opening balance	$1,662	$1,747
Accretion	39	39
Change in estimate	190	(124)
Closing balance	$1,891	$1,662